Exhibit 99.1

Press Release Release date: December 6, 2022

Uniti Group Inc. Announces Launch of Convertible Notes Offering

LITTLE ROCK, Ark. – Uniti Group Inc. (the “Company”, “Uniti”, or “we”) (Nasdaq: UNIT) today announced that it intends to offer, subject to market and other conditions, $300 million aggregate principal amount of convertible senior notes due 2027 (the “Convertible Notes”).

The Company also intends to grant to the initial purchasers of the Convertible Notes an option to purchase up to an additional $45 million aggregate principal amount of the Convertible Notes during a 13-day period beginning on, and including, the first day on which the Convertible Notes are issued.

The Convertible Notes will be general senior unsecured obligations of the Company, guaranteed by each of the Company’s subsidiaries that is an issuer, obligor or guarantor under its existing senior notes other than certain regulated subsidiaries that the Company expects will guarantee the Convertible Notes after the closing of the offering.

The Convertible Notes will mature on December 1, 2027, unless earlier repurchased, redeemed or converted. Prior to September 1, 2027, the Convertible Notes will be convertible only upon satisfaction of certain conditions and during certain periods, and thereafter, the Convertible Notes will be convertible at any time until the close of business on the second scheduled trading day immediately preceding the maturity date. The Convertible Notes will be convertible on the terms set forth in the indenture into cash, shares of common stock of the Company (the “Common Stock”), or a combination thereof, at the Company’s election.

The Company may redeem all or a portion of the Convertible Notes, at any time, at a cash redemption price equal to 100% of the principal amount of the Convertible Notes to be redeemed, plus accrued and unpaid interest to, but not including, the redemption date, if the Company’s board of directors determines such redemption is necessary to preserve the Company's status as a real estate investment trust for U.S. federal income tax purposes. The Company may not otherwise redeem the Convertible Notes prior to December 8, 2025. On or after December 8, 2025 and prior to the 42nd scheduled trading day immediately preceding the maturity date, if the last reported sale price per share of Common Stock has been at least 130% of the conversion price for the Convertible Notes for certain specified periods, the Company may, subject to a partial redemption limitation, redeem all or a portion of the Convertible Notes at a cash redemption price equal to 100% of the principal amount of the Convertible Notes to be redeemed plus accrued and unpaid interest to, but not including, the redemption date.

The Company intends to contribute a portion of the net proceeds of the offering to Uniti Fiber Holdings Inc., a subsidiary of the Company (“Uniti Fiber”), to repurchase a portion of Uniti Fiber’s existing 4.00% exchangeable senior notes due 2024 (the “Existing Notes”). The Company intends to use a portion of the net proceeds of the offering to pay the cost of the capped call transactions described below. If the option granted to the initial purchasers to purchase additional Convertible Notes is exercised, the Company intends to use a portion of the net proceeds from the sale of the additional Convertible Notes to enter into additional capped call transactions described below. The Company intends to use the remaining net proceeds for general corporate purposes, which may include the repurchase or repayment of other outstanding debt, including, but not limited to, additional open market repurchases, redemptions or tender offers of the Existing Notes.

Concurrently with the offering, and from time to time after the offering, Uniti Fiber intends to repurchase some or all of the outstanding Existing Notes through open market repurchases, redemptions or tender offers. As of September 30, 2022, Uniti Fiber had $345,000,000 aggregate principal amount outstanding of the Existing Notes. Any repurchase of the Existing Notes could affect the market price of the Common Stock and, in the case of any repurchase of the Existing Notes effected concurrently with the offering, the initial conversion price of the Convertible Notes. Uniti Fiber also expects that holders of the Existing Notes that have their Existing Notes repurchased may purchase or sell shares of the Common Stock in the market to hedge their exposure in connection with these transactions. This activity could affect the market price of the Common Stock and, in the case of any repurchase of Existing Notes effected concurrently with the offering, could also impact the initial conversion price of the Convertible Notes.

In connection with the pricing of the Convertible Notes, the Company intends to enter into privately negotiated capped call transactions with one or more of the initial purchasers and/or their respective affiliates or other financial institutions (the “option counterparties”). The capped call transactions will cover, subject to customary anti-dilution adjustments substantially similar to those applicable to the Convertible Notes, the same number of shares of Common Stock that will initially underlie the Convertible Notes. The capped call transactions are expected generally to reduce potential dilution to the Common Stock and/or offset potential cash payments the Company is required to make in excess of the principal amount, in each case, upon any conversion of the Convertible Notes, with such reduction and/or offset subject to a cap. If the market price per share of the Common Stock, as measured under the terms of the capped call transactions, exceeds the cap price of the capped call transactions, there would nevertheless be dilution and/or there would not be an offset of such potential cash payments, in each case, to the extent that such market price exceeds the cap price of the capped call transactions. If the initial purchasers exercise their option to purchase additional Convertible Notes, the Company may enter into additional capped call transactions with the option counterparties.

In connection with establishing their initial hedges of the capped call transactions, the option counterparties and/or their respective affiliates have advised the Company that they expect to purchase Common Stock or securities of the Company in secondary market transactions and/or enter into various derivative transactions with respect to the Common Stock concurrently with or shortly after the pricing of the Convertible Notes, including with certain investors in the Convertible Notes. This activity could increase (or reduce the size of any decrease in) the market price of Common Stock or the Convertible Notes at that time. In addition, the option counterparties and/or their respective affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to the Common Stock and/or purchasing or selling shares of Common Stock or securities of the Company in secondary market transactions following the pricing of the Convertible Notes and prior to the maturity of the Convertible Notes (and are likely to do so following conversion of the Convertible Notes, during any observation period related to a conversion of the Convertible Notes or upon any repurchase of Convertible Notes by the Company (whether upon a fundamental change or otherwise)). The effect, if any, of these activities on the market price of the Common Stock or the Convertible Notes will depend in part on market conditions and cannot be ascertained at this time, but any of these activities could cause or prevent an increase or a decline in the market price of the Common Stock or the Convertible Notes, which could affect the ability of noteholders to convert the Convertible Notes and could also affect the amount of cash and/or the number and value of the shares of Common Stock noteholders receive upon conversion of the Convertible Notes.

In connection with the issuance of the Existing Notes, Uniti Fiber entered into exchangeable note hedge transactions (the “existing exchangeable note hedge transactions”) with certain financial institutions (the “Existing Counterparties”), and the Company entered into warrant transactions (the “existing warrant transactions”) with the Existing Counterparties. To the extent Uniti Fiber effects any repurchases of the Existing Notes, (i) Uniti Fiber intends to unwind a corresponding portion of the existing exchangeable note hedge transactions and (ii) the Company intends to unwind a corresponding portion of the existing warrant transactions (collectively, the “Unwind Transactions”). In connection with the Unwind Transactions, Uniti Fiber and the Company expect to enter into agreements with the Existing Counterparties to, on a net and aggregate basis, receive cash and/or shares of Common Stock or deliver cash and/or issue shares of Common Stock as a termination payment in respect of the portion of the existing exchangeable note hedge transactions and existing warrant transactions that are unwound. The amount of cash or the number of shares of Common Stock that Uniti Fiber will receive and the amount of cash that the Company will deliver or the number of shares of Common Stock that the Company will issue are based generally on the termination values of the unwound portions of such transactions. Uniti Fiber and the Company may also unwind the remaining existing exchangeable note hedge transactions and existing warrant transactions with respect to the Existing Notes at any time following the completion of the offering in connection with any additional repurchases of the Existing Notes. In connection with any of the foregoing transactions, the Existing Counterparties may enter into or unwind various derivatives with respect to the Common Stock and/or purchase or sell shares of Common Stock or other securities of the Company in secondary market transactions, which may affect the price of the Common Stock and, in the case of the Unwind Transactions effected concurrently with the offering, this activity could also impact the initial conversion price of the Convertible Notes.

The Convertible Notes will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from registration under the Securities Act or any applicable state securities laws. The Convertible Notes will be offered only to persons reasonably believed to be qualified institutional buyers under Rule 144A under the Securities Act. Subject to a certain exception, the Company has agreed to file a registration statement covering resales of the shares of Common Stock issuable upon conversion of the Convertible Notes with the Securities and Exchange Commission (the “SEC”).

This press release does not constitute an offer to sell, or a solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

ABOUT UNITI

Uniti, an internally managed real estate investment trust, is engaged in the acquisition and construction of mission critical communications infrastructure, and is a leading provider of fiber and other wireless solutions for the communications industry. As of September 30, 2022, Uniti owns approximately 134,000 fiber route miles, 8.0 million fiber strand miles, and other communications real estate throughout the United States.

FORWARD-LOOKING STATEMENTS

Certain statements in this press release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended from time to time. Those forward-looking statements include all statements that are not historical statements of fact, including those regarding the proposed offering of the Convertible Notes.

Words such as “anticipate(s),” “expect(s),” “intend(s),” “estimate(s),” “foresee(s),” “plan(s),” “believe(s),” “may,” “will,” “would,” “could,” “should,” “seek(s)” and similar expressions, or the negative of these terms, are intended to identify such forward-looking statements. These statements are based on management's current expectations and beliefs and are subject to a number of risks and uncertainties that could lead to actual results differing materially from those projected, forecasted or expected. Although we believe that the assumptions underlying the forward-looking statements are reasonable, we can give no assurance that our expectations will be attained. Factors which could materially alter our expectations include, but are not limited to, the future prospects and financial health of Windstream Holdings, Inc. and subsidiaries, our largest customer; the ability and willingness of our customers to meet and/or perform their obligations under any contractual arrangements entered into with us, including master lease arrangements; the ability and willingness of our customers to renew their leases with us upon their expiration, our ability to reach agreement on the price of such renewal or ability to obtain a satisfactory renewal rent from an independent appraisal, and the ability to reposition our properties on the same or better terms in the event of nonrenewal or in the event we replace an existing tenant; the availability of and our ability to identify suitable acquisition opportunities and our ability to acquire and lease the respective properties on favorable terms; the risk that we fail to fully realize the potential benefits of acquisitions or have difficulty integrating acquired companies; our ability to generate sufficient cash flows to service our outstanding indebtedness and fund our capital funding commitments; our ability to access debt and equity capital markets; the impact on our business or the business of our customers as a result of credit rating downgrades and fluctuating interest rates; our ability to retain our key management personnel; changes in the U.S. tax law and other state, federal or local laws, whether or not specific to REITs; covenants in our debt agreements that may limit our operational flexibility; our expectations regarding the effect of the COVID-19 pandemic, inflation and rising interest rates on our results of operations and financial condition; other risks inherent in the communications industry and in the ownership of communications distribution systems, including potential liability relating to environmental matters and illiquidity of real estate investments; and additional factors described in our reports filed with the SEC.

Uniti expressly disclaims any obligation to release publicly any updates or revisions to any of the forward-looking statements set forth in this press release to reflect any change in its expectations or any change in events, conditions or circumstances on which any statement is based.

INVESTOR AND MEDIA CONTACTS:

Paul Bullington, 251-662-1512

Senior Vice President, Chief Financial Officer & Treasurer

paul.bullington@uniti.com

Bill DiTullio, 501-850-0872

Vice President, Finance and Investor Relations

bill.ditullio@uniti.com